Exhibit 10.19

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 11, 2025 (this “Agreement”), by and among the Lenders party hereto, ANTERO MIDSTREAM PARTNERS LP, a Delaware limited partnership (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), Swingline Lender and an L/C Issuer.

RECITALS:

WHEREAS, reference is hereby made to the Third Amended and Restated Credit Agreement, dated as of July 30, 2024, by and among the Borrower, each lender (collectively, the “Lenders” and individually, a “Lender”) and L/C Issuer from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and an L/C Issuer (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein being used herein as therein defined);

WHEREAS, the Borrower desires to make certain amendments to the Credit Agreement pursuant to Section 10.01 of the Credit Agreement and as further set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.Amendment of the Credit Agreement. Effective as of the Amendment Effective Date:
(a)Section 1.01 of the Credit Agreement is hereby amended to insert the following defined terms in the proper alphabetical order:

““Bridge Facility” means any customary “bridge” loan facility incurred by the Borrower to finance a Permitted Acquisition; provided that (i) such facility has a scheduled maturity date that is at least 364 days following the date of the incurrence of such Indebtedness, (ii) such facility has customary mandatory prepayment requirements with respect to one or more of (A) the incurrence of Indebtedness to refinance such Bridge Facility, (B) the sale or issuance of Equity Interests of the Borrower and (C) asset sales, and (iii) the existing and pro forma Ratings from at least two of the three Rating Agencies are at least Ba2 from Moody’s, BB from S&P and BB from Fitch.”

““HGE Acquisition” means the acquisition by the Borrower of all of the Equity Interests in HG Energy II Midstream Holdings, LLC, a Delaware limited liability company, from HG Energy II LLC.”

““HGE Acquisition Bridge” means the Bridge Facility, as defined in the Commitment Letter, dated December 5, 2025, from Royal Bank of Canada, RBC Capital Markets and Wells Fargo Bank, National Association to the Borrower.

““Infinity/NOG Disposition” means the Disposition of the Assets (as defined in the Purchase and Sale Agreement, dated as of December 5, 2025, among the parties described in this definition) by Midstream Operating, Antero Water LLC and Antero Treatment LLC to Infinity Natural Resources LLC and Northern Oil and Gas, Inc.”

““LCT Election” has the meaning specified in Section 1.11.”

““LCT Test Date” has the meaning specified in Section 1.11.”

““Limited Condition Transaction” means any acquisition (including by way of merger, amalgamation, consolidation or other business combination or the acquisition of Equity Interests or otherwise), Investment, incurrence of Indebtedness, creation of Liens, or Disposition, by the Borrower or any of its Restricted Subsidiaries permitted by this Agreement, whose consummation is not conditioned on the availability of, or on obtaining, third party financing. The HGE Acquisition, the Infinity/NOG Disposition and the HGE Acquisition Bridge are Limited Condition Transactions.”

(b)ARTICLE I of the Credit Agreement is hereby amended by inserting a new Section 1.11 as follows:

“1.11Testing for Limited Condition Transactions. Notwithstanding anything in this Agreement or any other Loan Document, solely for purposes of:

(a)

measuring the relevant ratios and baskets with respect to any acquisition (including by way of merger, amalgamation, consolidation or other business combination or the acquisition of Equity Interests or otherwise), Investment, incurrence of Indebtedness, creation of Liens, or Disposition; or

(b)

determining compliance with any provision of this Agreement which requires the calculation of any ratio, testing availability under any basket or (other than in connection with any increase in the aggregate amount of the Lenders’ Commitments unless otherwise specified in Section 2.13) the making of any representation or warranty, the satisfaction of any other condition or the absence of the occurrence of any Default or Event of Default, in each case, in connection with a Limited Condition Transaction, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), if the Borrower has made an LCT Election with respect to such Limited Condition Transaction, the date of determination of whether any such action is permitted hereunder shall be deemed to be the date of the execution of a binding letter of intent or the definitive agreements for such Limited Condition Transaction (the “LCT Test Date”), and, if after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith as if they had occurred at the beginning of the most recent Measurement Period ending prior to the LCT Test Date, the Borrower could have taken such action on the relevant LCT Test Date in compliance with such ratio, basket, representation or warranty, other condition, or the absence of any such Default or Event of Default, such ratio, basket, representation or warranty, or other condition shall be deemed to have been complied with or such Default or Event of Default shall be deemed to not have occurred or be continuing. For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios or baskets for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio or basket, including due to fluctuations in Consolidated EBITDA of the Borrower or the Person subject to such Limited Condition Transaction, at or prior to the consummation of the relevant Limited Condition Transaction, such baskets or ratios will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the relevant Limited Condition Transaction is permitted to be consummated or taken (but, for the avoidance of doubt any improvements in the applicable ratio, test or basket may be utilized in applicable calculations as of the date of the applicable Limited Condition Transaction).

In connection with any action being taken solely in connection with a Limited Condition Transaction (other than in connection with any increase in the aggregate amount of the Lenders’ Commitments unless otherwise specified in Section 2.13), for purposes of determining compliance with any provision of this Agreement which requires that no Default or Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Borrower (with such option to be exercised on or prior to the date of execution of the definitive agreements related to such Limited Condition Transaction), be deemed satisfied, so long as no Default or Event of Default, as applicable, exists on the LCT Test Date. For the avoidance of doubt, if the Borrower has exercised its option under this Section 1.11, and any Default or Event of Default occurs following the date the definitive agreements for the applicable Limited Condition Transaction were entered into and prior to the consummation of such Limited Condition Transaction, any such Default or Event of Default shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted hereunder.

Notwithstanding the foregoing or anything else in this Agreement, this Section 1.11 shall not apply for the purposes of determining the satisfaction of any conditions contained in Section 4.02 of this Agreement on the occasion of any Credit Extension (including any Credit Extension utilizing any incremental Commitments provided in accordance with Section 2.13).”

(c)Section 2.13(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)Request for Increase. Provided that immediately prior to and after giving effect thereto there exists and is continuing no Event of Default (or, if incurred in connection with a Limited Condition Transaction, at the Borrower’s option, as of the LCT Test Date in accordance with Section 1.11), upon notice to the Administrative Agent, the Borrower may from time to time after the Closing Date request an increase in the aggregate amount of the Lenders’ Commitments by an amount (for all such requests) not exceeding $500,000,000 from one or more existing Lenders and/or Eligible Assignees; provided that any such request for an increase shall be in a minimum amount of $100,000,000 or, if less, the amount remaining available for all such increases.”

(d)Section 2.13(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent (i) a customary opinion of counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, covering such matters as may be reasonably requested by the Administrative Agent in connection with such increase and (ii) a certificate of each Loan Party dated as of the Revolving Credit Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, (B) in the case of the Borrower, certifying, as of such date (or, if incurred in connection with a Limited Condition Transaction, at the Borrower’s option, as of the LCT Test Date in accordance with Section 1.11), giving effect to amounts drawn or to be drawn under the Aggregate Commitments (as increased pursuant to this Section 2.13) as of such date, pro forma compliance with the financial covenants contained in Section 7.11 as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01(a) or (b), and (C) in the case of the Borrower, certifying that, before and after giving effect to such increase, (1) the representations and warranties contained in ARTICLE V and the other Loan Documents are true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Revolving Credit Increase Effective Date (or, if incurred in connection with a Limited Condition Transaction, at the Borrower’s option, as of the LCT Test Date in accordance with Section 1.11), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 2.13, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (2) no Event of Default exists and is continuing as of such date (or, if incurred in connection with a Limited Condition Transaction, at the Borrower’s option, as of the LCT Test Date in accordance with Section 1.11).”

(e)Section 7.02(a)(vi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(vi)(A) the HGE Acquisition Bridge and (B) other unsecured Indebtedness issued by the Borrower and/or Finance Co; provided, however, that in the case of this clause (B), the incurrence thereof is subject to the following conditions: (1) except for Bridge Facilities, the scheduled maturity date of any such Indebtedness shall be no earlier than the date that is six months after the Maturity Date, (2) the documentation governing such Indebtedness shall not require any scheduled amortization prior to its maturity date, (3) the terms and conditions of such Indebtedness, taken as a whole, shall be no more restrictive than the terms and conditions of this Agreement, (4) the Borrower shall be in compliance with the financial covenants set forth in Section 7.11 after giving pro forma effect to such incurrence, as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01(a) or (b), (5) no Subsidiary that is not a Loan Party shall guarantee such Indebtedness, (6) if such Indebtedness is subordinated, such Indebtedness shall have subordination terms customary for high yield subordinated Indebtedness and (7) no Default or Event of Default shall have occurred and be continuing after giving effect to the issuance of such Indebtedness; provided, further, that the foregoing shall not prohibit mandatory prepayment or redemption provisions (x) in respect of Bridge Facilities, contemplated by clause (ii) to the proviso of the definition of “Bridge Facility” or (y) providing for the repayment or redemption of such Indebtedness to the extent incurred to finance all or a portion of a Permitted Acquisition in the event that such acquisition is not consummated by a certain date, in an amount not to exceed the principal amount of such Indebtedness plus any accrued interest thereon through the prepayment or redemption date; and”

Section 2.LCT Election; Exercise of Option. The Borrower hereby makes the LCT Election and exercises the option contained in the penultimate paragraph of Section 1.11 of the Credit Agreement with respect to each of the HGE Acquisition, the HGE Acquisition Bridge and the Infinity/NOG Disposition.
Section 3.Confirmation of Loan Documents. The Borrower hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Collateral Documents to which it is a party, and confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect.
Section 4.Conditions to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction or waiver of each of the following conditions (the date on which such conditions are satisfied or waived, the “Amendment Effective Date”):
(a)The Administrative Agent shall have received a counterpart of this Agreement, executed and delivered by the Borrower and the Required Lenders.
(b)Each of the representations and warranties contained in Article V of the Credit Agreement and in each of the other Loan Documents shall be true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Amendment Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date) (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects).
(c)No Default or Event of Default exists, both before and after giving effect to this Agreement.

(d)The Administrative Agent shall have received from the Borrower, a certificate, dated as of the Amendment Effective Date, certifying that the conditions specified in clauses (b) and (c) above have been satisfied.

Notwithstanding the foregoing, the Amendment Effective Date shall not occur unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.1 of the Credit Agreement) at or prior to 5:00 p.m., New York City time, on December 12, 2025.

Section 5.Representations and Warranties of the Borrower. The Borrower hereby represents and warrants, as of the Amendment Effective Date, as follows:
(a)Each of the representations and warranties contained in Article V of the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Amendment Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date) (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects).
(b)No Default or Event of Default exists, both before and after giving effect to this Agreement.
Section 6.Effects on Loan Documents.
(a)Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)From and after the Amendment Effective Date, each reference in the Credit Agreement to “hereunder”, “hereof”, “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Existing Credit Agreement as amended by this Agreement.
(c)The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.
(d)The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.
Section 7.Amendments; Execution in Counterparts; Integration; Severability.
(a)This Agreement shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
(b)This Agreement may not be amended nor may any provision hereof be waived except pursuant to Section 10.01 of the Credit Agreement. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed signature page of this Agreement by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement in or related to this Agreement or any document, amendment, approval, consent, waiver or modification to be signed or delivered in connection with this Agreement or the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(c)Section 10.12 of the Credit Agreement is incorporated herein, mutatis mutandis.
Section 8.GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT. SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN, MUTATIS MUTANDIS.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

ANTERO MIDSTREAM PARTNERS LP

By:	Antero Midstream Partners GP LLC, its general partner

By: /s/ Justin Agnew

Name:Justin Agnew

Title:Chief Financial Officer

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (Antero)]

Consented to by:

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Administrative Agent, Lender, Swingline Lender and L/C Issuer

By:/s/ Jonathan Herrick

Name:Jonathan Herrick

Title:Managing Direcctor

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (Antero)]

Consented to by:

JPMORGAN CHASE BANK, N.A.

as a Lender

By:/s/ Anca Loghin

Name:Anca Loghin

Title:Authorized Officer

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (Antero)]

Consented to by:

BANK OF AMERICA, N.A.

as a Lender

By:/s/ Kimberly Miller

Name:Kimberly Miller

Title:Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (Antero)]

Consented to by:

BARCLAYS BANK PLC

as a Lender

By:/s/ Sydney G. Dennis

Name:Sydney G. Dennis

Title:Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (Antero)]

Consented to by:

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,

as a Lender

By:/s/ Scott W. Danvers

Name:Scott W. Danvers

Title:Authorized Signatory

By:/s/ Donovan C. Broussard

Name:Donovan C. Broussard

Title:Authorized Signatory

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (Antero)]

Consented to by:

CITIBANK, N.A.,

as a Lender

By:/s/ Todd Mogil

Name:Todd Mogil

Title:Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (Antero)]

Consented to by:

Mizuho Bank, Ltd.,

as a Lender

By:/s/ Edward Sacks

Name:Edward Sacks

Title:Managing Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (Antero)]

Consented to by:

PNC BANK, NATIONAL ASSOCIATION

as a Lender

By:/s/ Kyle T. Helfrich

Name:Kyle T. Helfrich

Title:Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (Antero)]

Consented to by:

Royal Bank of Canada

as a Lender

By:/s/ Sue Carol Sedillo

Name:Sue Carol Sedillo

Title:Authorized Signatory

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (Antero)]

Consented to by:

Sumitomo Mitsui Banking Corporation

as a Lender

By:/s/ Nabeel Shah

Name:Nabeel Shah

Title:Executive Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (Antero)]

Consented to by:

Truist Bank

as a Lender

By:/s/ Farhan Iqbal

Name:FARHAN IQBAL

Title:Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (Antero)]

Consented to by:

U.S. BANK NATIONAL ASSOCIATION

as a Lender

By:/s/ Jason Edrington

Name:Jason Edrington

Title:Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (Antero)]

Consented to by:

Comerica Bank

as a Lender

By:/s/ Joseph Johnson

Name:Joseph Johnson

Title:Portfolio Manager

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement (Antero)]